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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported) February 21, 2002
                                                     --------------------

SECURITISATION ADVISORY SERVICES PTY LIMITED (as trust manager of Series 2002-1G Medallion Trust)

                SECURITISATION ADVISORY SERVICES PTY. LIMITED
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           (Exact Name of Registrant as Specified in its Charter)

            Australian Capital Territory, Commonwealth of Australia
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               (State or Other Jurisdiction of Incorporation)

             333-75072                                Not Applicable
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       (Commission File Number)            (I.R.S. Employer Identification No.)

      Level 6, 48 Martin Place, Sydney, 2000 Australia     Not Applicable
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     (Address of Principal Executive offices)                (Zip Code)

                                  612-9378-5293
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                (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
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           (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

       (a)     Financial Statements

               Not applicable.

       (b)     Pro Forma Financial Information

               Not applicable.

       (c)     Exhibits

Exhibit
  No.          Document Description
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1.1            Underwriting Agreement, dated as of February 14, 2002, among
               Securitisation Advisory Services Pty Limited, Commonwealth Bank of Australia, Perpetual Trustee Company Limited, in its capacity as Trustee of the Trust, and Deutsche Banc Alex. Brown Inc., as representative of the several underwriters.

4.2 Series Supplement, dated February 7, 2002 among Commonwealth Bank of Australia as Servicer and Seller, Homepath Pty Limited as Seller, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Trustee.

4.3 Security Trust Deed, dated February 7, 2002 among P.T. Limited as Security Trustee, The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager And Perpetual Trustee Company Limited as Trustee.

4.4 Note Trust Deed, dated February 14, 2002, among The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Issuer.

4.5 Agency Agreement, dated February 14, 2002, among Perpetual Trustee Company Limited as Issuer, Securitisation Advisory Services Pty Limited as Manager, The Bank of New York, New York Branch as US Dollar Note Trustee, US Dollar Note Registrar, Principal Paying Agent and Agent Bank, and The Bank of New York, London Branch as Paying Agent.

10.1 Standby Redraw Facility Agreement, dated February 7, 2002, among Commonwealth Bank of Australia as Standby Redraw Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

10.2 Liquidity Facility Agreement, dated February 7, 2002, among Commonwealth Bank of Australia as Liquidity Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

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10.3           Interest Rate Swap, dated February 14, 2002, among Commonwealth
               Bank of Australia as Party A, Perpetual Trustee Company Limited as Party B and Securitisation Advisory Services Pty Limited as Manager.

10.4 CBA Currency Swap, dated February 14, 2002, among Securitisation Advisory Services Pty Limited as Manager, Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as
               Party B And Deutsche Bank AG, New York Branch as Standby Swap Provider.

10.5 Deutsche Currency Swap, dated February 14, 2002, among Securitisation Advisory Services Pty Limited as Manager, Deutsche Bank AG, New York Branch as Party A, Perpetual Trustee Company Limited as Party B and Commonwealth Bank of Australia as Standby Swap Provider.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SECURITISATION ADVISORY
                                  SERVICES PTY. LIMITED
                                     (Registrant)

Dated: March 6, 2002              By:    /s/ Tim See
             -                        ------------------------------------------
                                  Name:  Tim See
                                  Title: Senior Manager

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                                  INDEX OF EXHIBITS
Exhibit
  No.          Document Description
------         --------------------

1.1 Underwriting Agreement, dated as of February 14, 2002, among Securitisation Advisory Services Pty Limited, Commonwealth Bank of Australia, Perpetual Trustee Company Limited, in its capacity as Trustee of the Trust, and Deutsche Banc Alex. Brown Inc., as representative of the several underwriters.

4.2 Series Supplement, dated February 7, 2002 among Commonwealth Bank of Australia as Servicer and Seller, Homepath Pty Limited as Seller, Securitisation Advisory Services Pty Limited as Manager And Perpetual Trustee Company Limited as Trustee.

4.3 Security Trust Deed, dated February 7, 2002 among P.T. Limited as Security Trustee, The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Trustee.

4.4 Note Trust Deed, dated February 14, 2002, among The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Issuer.

4.5 Agency Agreement, dated February 14, 2002, among Perpetual Trustee Company Limited as Issuer, Securitisation Advisory Services Pty Limited as Manager, The Bank of New York, New York Branch as US Dollar Note Trustee, US Dollar Note Registrar, Principal Paying Agent and Agent Bank, and The Bank of New York, London Branch as Paying Agent.

10.1 Standby Redraw Facility Agreement, dated February 7, 2002, among Commonwealth Bank of Australia as Standby Redraw Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

10.2 Liquidity Facility Agreement, dated February 7, 2002, among Commonwealth Bank of Australia as Liquidity Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

10.3 Interest Rate Swap, dated February 14, 2002, among Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as Party B and Securitisation Advisory Services Pty Limited as Manager.

10.4 CBA Currency Swap, dated February 14, 2002, among Securitisation Advisory Services Pty Limited as Manager, Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as Party B And Deutsche Bank AG, New York Branch as Standby Swap Provider.

10.5 Deutsche Currency Swap, dated February 14, 2002, among Securitisation Advisory Services Pty Limited as Manager, Deutsche Bank AG, New York Branch as Party A, Perpetual Trustee Company Limited as Party B and Commonwealth Bank of Australia as Standby Swap Provider.